UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2008

Celgene Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 908-673-9000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Celgene Corporation on March 7, 2008 to include the unaudited pro forma financial statements required pursuant to Article 11 of Regulation S-X.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits

(b)  Pro forma financial information

The pro forma financial information required by this Item is furnished as Exhibit 99.1.

(d)  Exhibits

99.1	Unaudited pro forma condensed consolidated balance sheet and statement of operations, as of and for the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

By: /s/ David W. Gryska
David W. Gryska
Senior Vice President and Chief Financial Officer

Dated: May 22, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed consolidated balance sheet and statement of operations, as of and for the year ended December 31, 2007.

E — 1